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                          SUPPLEMENT DATED JANUARY 14, 1998
                TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED NOVEMBER 1, 1997
                                THE LEGENDS FUND, INC.

The Prospectus and Statement of Additional Information are hereby amended as follows:

     On January 8, 1998, the name of the Zurich Kemper Value Portfolio (formerly the Dreman Value Portfolio) was changed to the Scudder Kemper Value Portfolio (the "Portfolio"). This was done to reflect the name change of the Portfolio's Sub-Adviser from Zurich Kemper Value Advisors, Inc. to Scudder Kemper Investors, Inc. All references to the Zurich Kemper Value Portfolio and Zurich Kemper Value Advisors, Inc. in the Prospectus and Statement of Additional Information are hereby revised accordingly. Notwithstanding the name changes, persons responsible for the day-to-day management of the Portfolio remain the same.


     The transaction described on page 12 of the Prospectus under "Management of the Fund - ARM Capital Advisors, Inc." closed on November 7, 1997. Accordingly, as described in the Prospectus, the Manager has been renamed Integrity Capital Advisors, Inc. The Manager will continue to provide investment management services to the Fund.


THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ AND RETAINED.